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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


       We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-3226) of CITGO Petroleum Corporation of our report dated February 14, 2003 relating to the financial statements of LYONDELL-CITGO Refining LP, which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP


Houston, Texas
March 21, 2003